                                                                   EXHIBIT 10.19

                             REVOLVING CREDIT NOTE


$12,000,000                                                     Atlanta, Georgia
                                                                January __, 1997


          FOR VALUE RECEIVED, the undersigned, HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Maker"), hereby promises to pay to the order of CREDITANSTALT-BANKVEREIN (the "Lender"), at the office of CREDITANSTALT-BANKVEREIN (the "Agent"), at Two Greenwich Plaza, Greenwich, Connecticut 06830, on the Maturity Date (as defined in the Amended and Restated Credit Agreement dated as of December 30, 1994, as the same has been and may be amended, modified, restated or supplemented from time to time (the "Credit Agreement"), among the Maker, the Lenders named in Schedule I thereto, and the Agent) the lesser of the principal sum of TWELVE MILLION AND no/100 DOLLARS ($12,000,000) and the aggregate unpaid principal amount of all outstanding Revolving Credit Loans made by the Lender to the Maker pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates and at such times and in such amounts as determined pursuant to the terms of the Credit Agreement.

          The Maker promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

          The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever, other than as expressly required by the Credit Agreement. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          The date, amount, Type, interest rate and (if applicable) duration of Interest Period (as such terms are defined in the Credit Agreement) applicable to all borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be recorded by such holder in its internal records and, prior to any transfer of this Revolving Credit Note, endorsed by the holder on the schedule attached hereto or any continuation thereof; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

          This Revolving Credit Note is one of the Notes referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

          THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

          This Revolving Credit Note is secured by and entitled to the benefits of the Security Documents (as defined in the Credit Agreement).
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          IN WITNESS WHEREOF, the Maker has executed and delivered this
Revolving Credit Note under seal as of the date first above written.


                                    HARRY'S FARMERS MARKET, INC.




                                    By:  /s/ Harry A. Blazer
                                       -----------------------------
                                    Name:  Harry A. Blazer
                                         ---------------------------
                                    Title:
                                          --------------------------

                                            [CORPORATE SEAL]

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                               LOANS AND PAYMENTS
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

                                        Duration of                      Unpaid
                           Interest   Interest Period   Payments of     Principal      Name of Person
Date       Amount    Type    Rate     (if Applicable)    Principal   Balance of Note   Making Notation
----       ------    ----  --------   ---------------   -----------  ---------------   ---------------







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